                                                                     EXHIBIT 1.1


EXECUTION COPY

                            MGC COMMUNICATIONS, INC.

                                      and

                           MPOWER HOLDING CORPORATION

                                $250,000,000 of
                           13% Senior Notes due 2010







                               Purchase Agreement

                                 March 17, 2000

                            BEAR, STEARNS & CO. INC.

                              SALOMON SMITH BARNEY

                              GOLDMAN, SACHS & CO.

                               MERRILL LYNCH & CO.

                             WARBURG DILLON READ LLC

                            MGC COMMUNICATIONS, INC.

                                       and

                           MPOWER HOLDING CORPORATION






                                 $250,000,000 of
                            13% Senior Notes due 2010

                               PURCHASE AGREEMENT

                                  March 17,2000
                               New York, New York

BEAR, STEARNS & CO. INC.
SALOMON SMITH BARNEY INC
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED
WARBURG DILLON READ LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

       MGC Communications, Inc., a Nevada corporation (the "Company"), and Mpower Holding Corporation, a Delaware corporation (the "Co-Obligor"), propose to issue and sell to Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC (together, the "Initial Purchasers") $250,000,000 aggregate principal amount of 13% Senior Notes due 2010 (the "Senior Notes") subject to the terms and conditions set forth herein. The Senior Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), between the Company, the Co-Obligor and HSBC Bank USA as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

       1. Issuance of Securities. The Company and the Co-Obligor propose to, upon the terms and subject to the conditions set forth herein, issue and sell to the Initial Purchasers the Senior Notes. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

       The proceeds to the Company from the sale to the Initial Purchasers of the Senior Notes will be used for general corporate purposes, including to fund working capital, operating losses and capital expenditures.

       Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933 (as amended, the "Act"), the Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

              "THE SECURITY (OR ITS PREDECESSORS) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY OR ANY INTEREST OR PARTICIPATION HEREIN MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES (A) TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS "A QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT
       OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 5O1(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) OR (6), BASED ON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

       2. Offering. The Senior Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Co-Obligor have prepared a preliminary offering memorandum, dated March 10, 2000 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated March 17, 2000 (the "Offering Memorandum"), relating to the Company and the Senior Notes.

       The Initial Purchasers have advised the Company and the Co-Obligor that the Initial Purchasers will make offers (the "Exempt Resales") of the Senior Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom any of the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and to non-U.S. persons outside the United States within the meaning of Regulation S under the Act ("Regulation S Investors"). Such QIBs and Regulation S Investors shall be referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Senior Notes to such Eligible Purchasers initially at a purchase price equal to 97.288% of the principal amount thereof (the "Offering Price"). Such price may be changed at any time without notice.

       Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date. This Agreement, the Senior Notes, the Indenture, and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

       3. Purchase Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company and the Co-Obligor agree to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees severally and not jointly to purchase from the Company and the Co-Obligor, that aggregate principal amount of Senior Notes set forth opposite its name on Schedule I hereto. The purchase price for the Senior Notes shall be 97.250% of the Offering Price.

       (b) Delivery to the Initial Purchasers of, and payment by the Initial Purchasers for, the Senior Notes shall be made at the offices of Kronish Lieb Weiner & Heilman LLP, 1114 Avenue of the Americas, New York, New York 10036, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 A.M. New York time, on March 24, 2000 or at such other time as shall be agreed upon by the Initial Purchasers, the Company and the Co-Obligor. The time and date of such delivery and payment are herein called the "Closing Date."

       (c) Senior Notes sold to Regulation S investors will initially be represented by one or more Senior Notes in global definitive, fully registered form without interest coupons (each a "Regulation S Global Senior Note") registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), for the accounts of the Euroclear System ("Euroclear") and Cedel Bank, societe anonymne ("Cedel"), having an aggregate amount corresponding to the aggregate principal amount of the Senior Notes sold to Regulation S Investors. Senior Notes sold to QIBs will be represented by one or more Senior Notes in global definitive, fully registered form without interest coupons (each a "Restricted Global Senior Note", and together with the Regulation S Global Senior Note, the "Global Securities") registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Senior Notes sold to QIBs. The Global Securities shall be delivered by the Company and the Co-Obligor to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of immediately available funds to an account specified by the Company or as the Company may direct in writing, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfers. The Global Securities shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

       4. Agreements of the Company and the Co-Obligor. Each of the Company and the Co-Obligor covenants and agrees with each of the Initial Purchasers as follows:

       (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Senior Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that, in the reasonable opinion of counsel to the Company and the Co-Obligor, makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Co-Obligor shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Senior Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Senior Notes under any state securities or Blue Sky laws, the Company and the Co-Obligor shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

       (b) To furnish the initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Co-Obligor consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

       (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto within a reasonable time after being furnished a copy thereof. The Company and the Co-Obligor shall promptly prepare, upon the Initial

Purchasers' reasonable request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

       (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company and the Co-Obligor or in the reasonable opinion of either counsel to the Company or the Co-Obligor or counsel to the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

       (e) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Senior Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however neither the Company nor the Co-Obligor shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

       (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Co-Obligor hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto,
(ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Senior Notes to the Initial Purchasers, (iv) the qualification or registration of the Senior Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Senior Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the

Company's and the Co-Obligor's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Senior Notes by DTC for "book-entry" transfer, (x) rating the Senior Notes by rating agencies, (xi) the reasonable fees and expenses of the Trustee and its counsel in connection with the Indenture and the Senior Notes,
(xii) the performance by the Company and the Co-Obligor of their other obligations under this Agreement and the other Operative Documents and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Senior Notes (other than out-of-pocket expenses incurred by the Initial Purchasers for travel, meals and lodgings), provided, however, that the expenses incurred pursuant to clauses (ii) and (iv) above shall not exceed $5,000 without the consent of the Company.

       (g) To use the proceeds from the sale of the Senior Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

       (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

       (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Senior Notes.

       (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Senior Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

       (k) For so long as any of the Senior Notes remain outstanding and during any period in which the Company or the Co-Obligor is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any QIB or beneficial owner of Senior Notes in connection with any sale thereof and any prospective purchaser of such Senior Notes from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

       (l) In accordance with the terms of the Registration Rights Agreement, to cause the Exchange Offer, as defined in the Registration Rights Agreement, to be made in the appropriate form to permit registered Senior Notes to be offered in exchange for the Senior Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

       (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Senior Notes by DTC for "book-entry" transfer.

       (n) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL and to obtain approval of the Senior Notes by DTC for "book-entry" transfer.

       (o) During a period of two years following the Closing Date, to deliver without charge to each of the Initial Purchasers, (i) promptly upon their becoming available, copies of all reports or other publicly available information that the Company and the Co-Obligor shall mail or otherwise make available to their respective stockholders, (ii) upon request, all reports, financial statements and proxy or information statements filed by the Company with the Securities and Exchange Commission (the "Commission") or any national securities exchange and (iii) promptly upon their becoming available, such other publicly available information concerning the Company, including without limitation, press releases.

       (p) Prior to the Closing Date, to furnish to each of the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any consolidated financial statements or any unaudited interim financial statements of the Company for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

       (q) Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Senior Notes. Except as permitted by the Act and other than to the Initial Purchasers, neither the Company nor the Co-Obligor will distribute any Preliminary Offering Memorandum, Offering Memorandum or other offering material in connection with the offering and sale of the Senior Notes.

       (r) To comply with the agreements in the Indenture, the Registration Rights Agreement and any other Operative Document.

       5. Representations and Warranties. (a) The Company and the Co-Obligor, jointly and severally, represent and warrant to each of the Initial Purchasers that:

          (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the

       Initial Purchasers furnished to the Company and the Co-Obligor in writing by the Initial Purchasers expressly for use therein. Any projections and other information contained in the Preliminary Offering memorandum and the Offering Memorandum or provided to the Initial Purchasers or any Eligible Purchaser have been prepared in good faith and are based upon assumptions which, in light of the circumstances under which they were made, are reasonable. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (ii) When the Senior Notes are issued and delivered pursuant to this Agreement, no Senior Note will be of the same class (within the meaning of Rule l44A under the Act) as securities of the Company or the Co-Obligor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (iii) The Company and each of the subsidiaries listed on Schedule II, which are the only subsidiaries of the Company, (A) has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance of the Senior Notes pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights and are owned by the Company or a subsidiary of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting. Except for the capital stock of the subsidiaries listed on Schedule H, neither the Company nor any of its subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

          (iv) All of the outstanding shares of capital stock of the Company and each subsidiary have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. As of the dates specified in the Offering Memorandum under the caption "Capitalization," after giving effect to the issuance of the Senior Notes and the other events described therein, the Company had an authorized and outstanding consolidated capitalization as set forth therein.

              (v) Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or its subsidiaries.

              (vi) Each of the Company and the Co-Obligor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Senior Notes as provided herein and therein and the power to effect the Use of Proceeds as described in the Offering Memorandum.

              (vii) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Co-Obligor and is the legal, valid and binding agreement of the Company and the Co-Obligor, enforceable against each of them in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              (viii) The Indenture has been duly and validly authorized by the Company and the Co-Obligor and, when duly executed and delivered by the Company and the Co-Obligor, will be the legal, valid and binding obligation of the Company and the Co-Obligor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Indenture.

              (ix) The Senior Notes have been duly and validly authorized by the Company and the Co-Obligor, and have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and the Co-Obligor pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and the Co-Obligor, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Senior Notes.

              (x) The 13% Series B Senior Notes due 2010 to be offered in exchange for the Senior Notes (the "Exchange Notes") have been duly and validly authorized for issuance by the Company and the Co-Obligor and, when issued and authenticated in accordance with the terms of the Exchange Offer, as defined in the Registration Rights Agreement, and the Indenture, will be the legal, valid and binding obligations of the Company and the Co-Obligor, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Exchange Notes.

              (xi) The Registration Rights Agreement has been duly and validly authorized by the Company and the Co-Obligor and, when duly executed and delivered by the Company and the Co-Obligor, will be the legal, valid and binding obligation of the Company and the Co-Obligor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Registration Rights Agreement.

              (xii) None of the Company or any subsidiary is, and, after giving effect to the Offering, will not be (A) in violation of its respective charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996, and the rules and regulations of the Federal Communications Commission ("FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to result in a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument other than any default or violation that could not reasonably be expected to result in a Material Adverse Effect.

              (xiii) None of (A) the execution, delivery or performance by the Company and the Co-Obligor of this Agreement and the other Operative Documents, (B) the issuance and sale of the Senior Notes and (C) consummation by the Company and the subsidiaries of the transactions described in the Offering Memorandum under the caption "Use of Proceeds"
              violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any subsidiary, or an acceleration of any indebtedness of the Company or any subsidiary pursuant to, (i) the charter or bylaws of the Company or any subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or any subsidiary or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any subsidiary or any of their respective assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company or the Co-Obligor of this Agreement and the other Operative Documents, (2) the issuance and sale of the Senior Notes and (3) the consummation of the transactions contemplated hereby or by the other Operative Documents, except (x) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

              (xiv) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company or any subsidiary threatened or contemplated to which the Company or any subsidiary is a party or to which the business or property of the Company or any subsidiary is subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any subsidiary is or may be subject or to which the business, assets, or property of the Company or any subsidiary is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, (x) would be required to be disclosed in a registration statement filed with the Commission and that is not so disclosed, (y) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect or
       (z) might interfere with, adversely affect or in any manner question the validity of the issuance and sale of the Senior Notes or any of the other transactions contemplated by this Agreement and the other Operative Documents.

              (xv) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Senior Notes or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Senior Notes, prevents or suspends the sale of the Senior Notes in any jurisdiction referred to in
       Section 4(e) hereof or that could adversely affect the consummation of the transactions contemplated by this Agreement, the Operative Documents or the Offering Memorandum; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

              (xvi) There is (i) no significant unfair labor practice complaint pending against the Company or any subsidiary nor, to the best knowledge of the Company and the Co-Obligor, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any subsidiary or, to the best knowledge of the Company and the Co-Obligor, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any subsidiary nor, to the best knowledge of the Company and the Co-Obligor, threatened against any of them, and (iii) to the best knowledge of the Company and the Co-Obligor, no union representation question existing with respect to the employees of the Company or any subsidiary that, in the case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of the Company and the Co-Obligor, no collective bargaining organizing activities are taking place with respect to the Company or any subsidiary. None of the Company or any subsidiary has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

              (xvii) No employee pension benefit plan (within the meaning of Section 3(2) of ERISA, but excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or any subsidiary or to which the Company or any subsidiary has made contributions, which is subject to Part 3 or Subtitle B of Title I of ERISA, or Section 412 of the Internal Revenue Code of l986 (the "Code"), had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent plan year of such plan heretofore ended for which an excise tax is due (or would be due if such deficiency were not waived). Each of the Company and the subsidiaries has made all contributions required to be made by it to any "multiemployer pension plan" (within the meaning of Section 3(37) of ERISA). Neither the Company nor any subsidiary nor any Related Person

       (as such term is defined below) has incurred, or is expecting to incur, any withdrawal liability (determined under Section 4201 of ERISA) with respect to any plan covered by Title IV of ERISA and in respect of which the Company, any subsidiary or a Related Person is an "employer" as defined in Section 3(5) of ERISA, and to the best of the Company's knowledge, there has not been any "reportable event" (within the meaning of Section 4043 of ERISA and regulations thereunder, other than an event for which the 30-day notice requirement has been waived), or any other event or condition which presents a material risk of the termination of any such plan, including, but not limited to, a termination by action of the Pension Benefit Guaranty Corporation, which termination would create a material liability of the Company, any subsidiary or a Related Person to the Pension Benefit Guaranty Corporation. "Related Person" shall mean any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(b) and (c) of the Code) with the Company within the meaning of Section 4001(b) of ERISA. As of the last day of the most recent plan year heretofore ended of each employee benefit plan described in the preceding sentence (other than a "multiemployer plan"), the present value of all accrued benefits under each such employee benefit plan (calculated on the basis of the actuarial assumptions specified in the most recent actuarial valuation for each such plan) did not exceed the fair market value of the assets of such plan allocable to such benefit by more than $1,000,000. Neither any employee pension benefit plan (excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or any subsidiary or to which the Company or any subsidiary has made contributions, nor any trust created thereunder, nor any trustee or administrator thereof (including the Company), has engaged in any non-exempt prohibited transaction (as described in Section 406 of ERISA or in Section 4975 of the Code) that could subject the Company or any subsidiary either directly or indirectly through an obligation to indemnify to any material tax or material penalty on prohibited transactions imposed under said Section 4975 of the Code or under ERISA. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Senior Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. Each employee benefit plan described in the preceding sentence is in compliance in all material respects with all applicable provisions of ERISA and the Code, except for plan amendments required or permitted by such statutes as to which applicable grace periods for making such amendments have not expired, and the Company and the subsidiaries has made, accrued or provided for all contributions heretofore required to be made by the Company and the subsidiaries and each of the Company and the subsidiaries has complied in all material respects with the continuation coverage requirements of Title X of the Consolidated Omnibus Budget Act of 1985, as amended. Neither the Company nor any subsidiary has any material "expected post-retirement benefit obligation" (within the meaning of Financial Accounting Standards Board Statement No. 106). The consummation of the transactions contemplated by this Agreement (including, without limitation, the Use of Proceeds) will not result in any material payment (including, without limitation, severance, golden parachute or otherwise) becoming due from the Company or any subsidiary to any employee of the Company or any subsidiary as a consequence of such transaction.

              (xviii) None of the Company or any subsidiary has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit license or approval, except for any such violation or failure to have any such permit, license or other approval, which could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect. No facilities owned or leased by the Company or any subsidiary, or to the knowledge of the Company, any facilities of any predecessor in interest of the Company or any subsidiary, is listed or, to the knowledge of the Company, formally proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both as promulgated under the Comprehensive Environmental Response, Compensation and Liability Act. ("CERCLA"), or on any comparable state list, or listed or, to the knowledge of the Company, formally proposed for listing, on any comparable local list, and neither the Company nor any subsidiaries has received any written notification of potential or actual liability, or any written request for information, pursuant to CERCLA or any comparable state, local or foreign environmental law.

              (xix) Each of the Company and the subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all material leases to which it is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by them in the manner described in the Offering Memorandum, except as described in the Offering Memorandum or where the failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect, and no such Authorization contains a materially burdensome restriction that is not disclosed in the Offering Memorandum and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company and the subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company or any subsidiary is a party are valid and binding and no default by the Company or any subsidiary has occurred and is continuing thereunder and, to the best knowledge of the Company and the subsidiaries no material defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

              (xx) Each of the Company and the subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

              (xxi) None of the Company or any subsidiary, or to the best knowledge of the Company, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any subsidiary has directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any subsidiary (or assist the Company or any subsidiary in connection with any actual or proposed transaction) which might subject the Company or any subsidiary, or any other individual or entity to any material damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign) or which could have a Material Adverse Effect.

              (xxii) All material tax returns required to be filed by the Company and each of the subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company and the Co-Obligor, there are no proposed additional tax assessments against the Company, any subsidiary or the assets or property of the Company or any subsidiary which could reasonably be expected to have a Material Adverse Effect.

              (xxiii) The Company is not required to be registered as an (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              (xxiv) Except as disclosed in the Offering Memorandum, there are no holders of securities of the Company or any subsidiary who, by reason of the execution by the Company and the Co-Obligor of this Agreement or any other Operative Document to which either the Company or the Co-Obligor is a party or the consummation by the Company and the Co-Obligor of the transactions contemplated hereby or thereby, have the right to request or demand that the Company or any subsidiary register under the Act or analogous foreign laws and regulations securities held by them.

              (xxv) Each of the Company and the subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

              (xxvi) Each of the Company and the subsidiaries maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the subsidiaries and their respective businesses. None of the Company or any subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby.

              (xxvii) None of the Company or any of its subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Senior Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Senior Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (xxviii) No registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Senior Notes in the Exempt Resales are Eligible Purchasers and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Senior Notes to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company, the Co-Obligor or any of their representatives (other than the Initial Purchasers, as to which the Company and the Co-Obligor make no representation or warranty) in connection with the offer and sale of any of the Senior Notes in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company or the Co-Obligor within the six-month period immediately prior to the date hereof.

              (xxix) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

              (xxx) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) none of the Company or any subsidiary has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and the subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or any subsidiary on any class of its capital stock.

              (xxxi) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Senior Notes, the application of the proceeds from the issuance and sale of the Senior Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

              (xxxii) To the best knowledge of the Company and the Co-Obligor, the accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants. The historical financial statements of the Company and its subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the

       Act and present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The as adjusted balance sheet data and pro forma as adjusted balance sheet data included in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement, the other Operative Documents. The other financial and statistical information and data included in the Offering Memorandum, historical and as adjusted and pro forma as adjusted, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and as adjusted and pro form as adjusted, included in the Offering Memorandum and the books and records of the Company and its subsidiaries, as applicable.

              (xxxiii) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and the subsidiaries on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and the subsidiaries on a consolidated basis as they become absolute and matured. The assets of the Company and the subsidiaries on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company and the subsidiaries, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Senior Notes, the present fair saleable value of the assets of the Company and the subsidiaries on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and the subsidiaries on a consolidated basis as they become absolute and matured. Upon the issuance of the Senior Notes, the assets of the Company and the subsidiaries on a consolidated basis will not constitute unreasonably small capital its businesses as now conducted, including the capital needs of the Company and the subsidiaries on a consolidated basis, taking into account the projected capital requirements and capital availability.

              (xxxiv) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company or the Co-Obligor and any other person that would give rise to a valid claim against the Company, the Co-Obligor or any of the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Senior Notes.

              (xxxv) The Company and the subsidiaries have implemented a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year

       2000 Problem"). The Company and the subsidiaries have not experienced any Year 2000 Problems and the Company is not aware, after due inquiry, of any Year 2000 Problems at any supplier, vendor, customer or financial service organization used or serviced by the Company and the subsidiaries, other than Year 2000 Problems which will not have a Material Adverse Effect.

              (xxxvi) Each certificate signed by any officer of the Company or the Co-Obligor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or the Co-Obligor to the Initial Purchasers as to the matters covered thereby.

              Each of the Company and the Co-Obligor acknowledges that each of the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and the Co-Obligor and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

       (b) Each of the Initial Purchasers severally and not jointly represents, warrants and covenants to the Company and the Co-Obligor and agrees that:

              (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

              (ii) Such Initial Purchaser (A) is not acquiring the Senior Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to Regulation S Investors in an offshore transaction exempt from the registration requirements of the Act.

              (iii) Each of the Initial Purchasers represents and agrees that the Senior Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions. In connection therewith, each of the Initial Purchasers agrees that it has not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act.

              (iv) Each of the Initial Purchasers agrees that, at or prior to confirmation of a sale of Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(3) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

              (v) Each of the Initial Purchasers agrees that the Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Securities Act and only upon certification of beneficial ownership of such Notes by non-U.S. persons or U.S. persons who purchased such Notes in transactions that were exempt from the registration requirements of the Securities Act.

              (vi) No form of general solicitation or general advertising has been or will be used by either of the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Senior Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              (vii) Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, Eligible Purchasers. The Initial Purchasers further agree (A) that they will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from (1) QIB's who in purchasing such Senior Notes will be deemed to have represented and agreed that they are purchasing the Senior Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (2) Regulation S Investors in offers and sales that occur outside the United States to persons other than U.S. persons who in purchasing such Senior Notes will be deemed to have represented that they are acquiring the Senior Notes in an offshore transaction within the meaning of Regulation S under the Act and (B) that such Eligible Purchasers acknowledge and agree that such Senior Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A,
       (II) in a transaction meeting the requirements of Rule 144, (III) outside the United States to a person that is not a U.S. Person (as defined in Rule 902 under the Act) in a transaction meeting the requirements of Rule 904 under the Act, (IV) to an institutional "Accredited Investor" (as defined in Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the Senior Notes (the form of such letter can be obtained from the Trustee), or (V) in accordance with another exemption from the registration requirements of the Act (in the case of II, III, IV or V, based upon an opinion of counsel if the Company or Trustee, Registrar or Transfer Agent for the Senior Notes so requests), (y) to the Company or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above. Accordingly, each of the Initial Purchasers agrees that neither it, its affiliates nor any persons acting on its behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902 of Regulation S with respect to the Senior Notes and it, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S.

              (viii) Each of the Initial Purchasers understands that the Company and the Co-Obligor and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and the Co-Obligor and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

Terms used in this Section 5 that have meanings assigned to them in Regulation S are used herein as so defined.

       6.     Indemnification.

       (a) The Company and the Co-Obligor, jointly and severally, agree to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Co-Obligor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Co-Obligor by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Co-Obligor may otherwise have, including, under this Agreement.

       (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, the Co-Obligor and each person, if any, who controls the Company or the Co-Obligor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Co-Obligor by or on behalf of such Initial Purchaser expressly for use therein, and provided further that the foregoing indemnity with respect to any untrue statement contained in or omitted from a preliminary offering memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser), from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Senior Notes which are the subject thereof if it is finally judicially determined that such loss, liability, claim, damage or expense resulted solely from the fact that the Initial Purchaser sold Senior Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum, as amended or supplemented, and (x) the Company and the Co-Obligor shall have previously and timely furnished sufficient copies of the Offering Memorandum, as so amended or supplemented, to such Initial Purchaser in accordance with this Agreement and (y) the Offering Memorandum, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser. This indemnity will be in addition to any liability which such Initial Purchaser may otherwise have, including under this agreement.

       (c)    Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case (and where the Initial Purchasers are the indemnified parties, Bear, Stearns & Co. Inc. shall have the right to select such counsel for the Initial Purchasers), but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

       7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company and the Co-Obligor or is insufficient to hold harmless a party indemnified thereunder, the Company and the Co-Obligor, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Co-Obligor, any contribution received by the Company and the Co-Obligor from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or the Co-Obligor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Co-Obligor and any Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Co-Obligor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Senior Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Co-Obligor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Co-Obligor, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Senior Notes (net of discounts but before deducting expenses) received by the Company and the Co-Obligor and (y) the discounts received by the Initial Purchasers, respectively. The relative fault of the Company and the Co-Obligor, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Co-Obligor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Co-Obligor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall either of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discount applicable to the Senior Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company or the Co-Obligor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Co-Obligor, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Senior Notes purchased by each of the Initial Purchasers hereunder and not joint.

       8. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Senior Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

       (a) All of the representations and warranties of the Company and the Co-Obligor contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Co-Obligor shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

       (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Senior Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

       (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Senior Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Co-Obligor, threatened against, the Company or any subsidiary before any court arbitrator or any governmental body, agency or official that (1) could reasonably be expected to result in a Material Adverse Effect or (2) has not been disclosed in the Offering Memorandum; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

       (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or the subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any subsidiary on any class of its capital stock, (iii) neither the Company nor any subsidiary shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any Material Adverse Effect.

              (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company and the Co-Obligor by (i) Rolla P. Huff, President and Chief Executive Officer and (ii) Michael R. Daley, Executive Vice President and Chief Financial Officer, in form and substance reasonably satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects.

              (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Shearman & Sterling, counsel for the Company and the Co-Obligor, to the effect set forth in Exhibit A hereto.

              (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Ellis, Funk, Goldberg, Labovitz and Dokson, P.C., Nevada counsel to the Company, to the effect set forth in Exhibit B hereto.

              (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Kent Heyman, general counsel to the Company, to the effect set forth in Exhibit C hereto.

              (i) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Kelley Drye & Warren LLP, special regulatory counsel to the Company ("Regulatory Counsel"), to the effect set forth in Exhibit D hereto.

              (j) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Kronish Lieb Weiner & Hellman LLP, counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

              (k) At the time this Agreement is executed and at the Closing Date the Initial Purchasers shall have received from Arthur Andersen, LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers with respect to the financial statements and certain financial information of the Company together with each of its subsidiaries contained in the Offering Memorandum.

              (l) Kronish Lieb Weiner & Hellman LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

              (m) Prior to the Closing Date, the Company and the Co-Obligor shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

              (n) The Company, the Co-Obligor and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

              (o) The Company, the Co-Obligor and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

              (p)      The Notes shall have been approved for trading on PORTAL.

              (q) Subsequent to the date this Agreement is executed and delivered by the parties hereto, there shall not have been any decrease in the rating of any of the Company's or the Co-Obligor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                       All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Co-Obligor will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company and the Co-Obligor will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

              9. Initial Purchasers' Information. The Company, the Co-Obligor and the Initial Purchasers severally acknowledge that the statements with respect to the offering of the Senior Notes set forth in the fifth, seventh and eighth paragraphs under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

              10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Co-Obligor contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the initial Purchasers any controlling person thereof or by or on behalf of the Company, the Co-Obligor or any controlling person thereof and shall survive delivery of and payment for the Senior Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

              11.      Effective Date of Agreement; Termination.

              (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

              (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or the Co-Obligor if, on or prior to such date, (i) either of the Company or the Co-Obligor shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the subsidiaries taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's and the Co-Obligor's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Senior Notes as contemplated hereby.

              (c) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Senior Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Senior Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Senior Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Senior Notes set forth opposite its name in Schedule I bears to the aggregate principal amount of the Senior Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear, Stearns & Co. Inc. ("Bear Stearns") may specify, to purchase the Senior Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Senior Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Senior Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial
       Purchaser or Initial Purchasers shall fail or refuse to purchase the Senior Notes and the aggregate principal amount of the Senior Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Senior Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Senior Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either Bear Stearns or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

              (d) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

              (e) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Senior Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Co-Obligor to perform any agreement herein or comply with any provision hereof, the Company and the Co-Obligor will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

              12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., Salomon Smith Barney Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167,
       Attention: Corporate Finance Department, telecopy number: (212) 272-3092; and if sent to the Company or the Co-Obligor, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to MGC Communications, Inc., 171 Sully's Trail, Suite 202, Pittsford, New York 14534, Attention: General Counsel, telecopy number: (716) 218-0165, with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 Attention: Andrew Janzky, Esq., (212) 848-7179.

              13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Co-Obligor and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Senior Notes from the Initial Purchasers.

              14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

              15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

              16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page to follow}

              If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Co-Obligor, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                     Very truly yours,

                                     MGC COMMUNICATIONS,  INC.

                                     By: [SIG]
                                        ----------------------------
                                        Name:
                                        Title:

                                     MPOWER HOLDING CORPORATION

                                     By: /s/ MICHAEL R. DALEY
                                        -------------------------------
                                        Name:
                                        Title:   EVP & CEO

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.

By:
    ----------------------------
    Name:
    Title:

SALOMON SMITH BARNEY INC.

By:
    ----------------------------
    Name:
    Title:

              If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Co-Obligor, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                     Very truly yours,

                                     MGC COMMUNICATIONS,  INC.

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                     MPOWER HOLDING CORPORATION

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.

By: /s/ JOHN LILGALLON
    ----------------------------
    Name: John Lilgallon
    Title: Senior Managing Director

SALOMON SMITH BARNEY INC.

By:
    ----------------------------
    Name:
    Title:

              If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Co-Obligor, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                     Very truly yours,

                                     MGC COMMUNICATIONS,  INC.

                                     By:
                                        ----------------------------
                                        Name:
                                        Title:

                                     MPOWER HOLDING CORPORATION

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.

By:
    ----------------------------
    Name:
    Title:

SALOMON SMITH BARNEY INC.

By: /s/ LEA V. MEADOW
    ----------------------------
    Name: Lea V. Meadow
    Title: Vice President

        GOLDMAN, SACHS & CO.

         By: /s/ [GOLDMAN SACHS CO.]
             -------------------------
             Name:
             Title:

        MERRILL LYNCH, PIERCE, FENNER
               & SMITH INCORPORATED

         By: [SIG]
             -------------------------
             Name:     [SIG]
             Title:    Vice President

        WARBURG DILLON READ LLC

         By: /s/ [VINCENT LO]
             --------------------------
             Name:    Vincent Lo
             Title:   Executive Director

         By: /s/ [P. WHITRIDGE WILLIAMS, JR.
             -------------------------
             Name:   P. Whitridge Williams, Jr.
             Title:  Associate Director

                                   Schedule I

                                                           Amount of
                                                         Senior Notes
Initial Purchaser                                       to be Purchased
------------------------                          ------------------------
Bear, Stearns & Co Inc.                                  $  96,250,000

Salomon Smith Barney Inc.                                   78,750,000

Goldman, Sachs & Co.                                        25,000,000

Merrill Lynch, Pierce, Fenner                               25,000,000
& Smith Incorporated

Warburg Dillon Read LLC                                     25,000,000

                                                         --------------
   Total                                                 $ 250,000,000
                                                         ==============

                                   Schedule II


                                  Subsidiaries


MGC LJ. Net, Inc., a Nevada corporation
MGC License Corporation, a Georgia corporation
MGC Lease Corporation, a Nevada corporation
Mpower Holding Corporation, a Delaware corporation

                                    EXHIBIT A


                     Form of Opinion of Shearman & Sterling


       1. The Co-Obligor (A) is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties. All of the issued and outstanding shares of capital stock of, or other ownership interest in, the Co-Obligor has been duly authorized and validly issued, are fully paid and non-assesable and were not issued in violation of or subject to any preemptive or similar rights under the laws of its jurisdiction of incorporation or known to us, after reasonable inquiry, and, are owned by the Company of record, and to our knowledge, after reasonable inquiry, beneficially, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting.

       2. The description of all of the authorized, issued and outstanding preferred stock of the Company set forth in the Offering Memorandum is a fair and accurate summary of the material provisions of the Certificate of Designations relating to the preferred stock.

       3. When the Senior Notes are issued and delivered pursuant to this Agreement, no Senior Note will be of the same class within the meaning of Rule 144A under the Act) as securities of the Company or the Co-Obligor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

       4. The Co-Obligor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the other Operative Documents, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Senior Notes as provided therein.

       5. This Agreement has been duly and validly authorized, executed and delivered by the Co-Obligor and, assuming this Agreement has been duly and validly authorized, executed and delivered by the Company, is the legally valid and binding agreement of the Company and the Co-Obligor.

       6. Each of the Indenture and the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Co-Obligor, and assuming due authorization, execution and delivery by the other parties thereto, is the legal, valid and binding obligation of the Company and the Co-Obligor, enforceable against each of them in accordance with its terms, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

       7. The Senior Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Co-Obligor pursuant to this Agreement and, assuming the Senior Notes have been duly and validly authorized for issuance by the Company, when issued and authenticated in accordance with the term of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will be the legal, valid and binding obligations of the Company and the Co-Obligor, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both, and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

       8. The Exchange Notes have been duly and validly authorized for issuance by Co-Obligor and, assuming the Exchange Notes have been duly and validly authorized for issuance by the Company, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will be the legal, valid and binding obligations of the Company and the Co-Obligor, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both, and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

       9. The Offering Memorandum contains a fair summary of the terms of each of the Senior Notes, the Indenture and the Registration Rights Agreement.

       10. No registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming (i) that the Initial Purchasers are Qualified Institutional Buyers, as defined in Rule 144A under the Act ("QIB"),
(ii) that the purchasers who buy the Senior Notes in the Exempt Resales are Eligible Purchasers, (iii) the accuracy of the Initial Purchasers' representations set forth in Section 5(b) of this Agreement, (iv) the accuracy of the Company's and the Co-Obligor's representations in Sections 5(a)(ii), (xxvii), (xxviii) (other than with respect to the first sentence) and (xxix) of this Agreement and (v) with respect to Regulation S Investors, the accuracy of the representations made by each Regulation S Investor, who in purchasing Senior Notes will be deemed to have represented that it is acquiring the Senior Notes in an offshore transaction within the meaning of Regulation S under the Act.

       11. The Offering Memorandum, as of its date (except for the financial statements, including the notes thereto, and other financial and statistical data included therein or omitted therefrom, as to which no opinion need be expressed), and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

       12. Prior to the effectiveness of the Exchange Registration Statement or the Shelf Registration Statement, as defined in the Registration Rights Agreement, the Indenture is not required to be qualified under the Trust Indenture Act.

       13. None of (A) the execution, delivery or performance by the Company and the Co-Obligor of this Agreement and the other Operative Documents or (B) the issuance and sale of the Senior Notes violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any or indebtedness of the Company or any Subsidiary pursuant to, (i) the charter or bylaws of the Co-Obligor, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument that is governed by New York law and to which the Company or any Subsidiary is a party or by which any of them or their property is or may be bound and is listed on Schedule A to this opinion, or (iii) any New York state, federal or administrative statute, rule or regulation applicable to the Company or any Subsidiary or any of their assets or properties, except in the case of clauses (ii) and (iii) for such violations, conflicts, breaches, defaults, consents, impositions of liens accelerations that
(x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act of 1939, as amended, in connection with the Registration Rights Agreement, no consent, approval authorization or order of, or filing, registration, qualification, license or permit of or with, any New York state or federal court or governmental agency, body or administrative agency is required for the execution delivery and performance by the Company and the Co-Obligor of this Agreement, the other Operative Documents or the issuance and sale of the Senior Notes, except (i) such as have been obtained and made or have been disclosed in the Offering Memorandum and (ii) where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect.

       14. Neither the Company nor the Co-Obligor is required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       15. None of the execution, delivery and performance of this Agreement, the issuance and sale of the Senior Notes, the application of the proceeds from the issuance and sale of the Senior Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

       16. The statements contained in the Offering Memorandum under the caption "Certain Federal Income Tax Consequences" are a fair and accurate summary of the matters discussed herein.

       Such counsel has participated in conferences with officers and other representatives of the Company and the Co-Obligor, representatives of the independent certified public accountants of the Company and the Initial Purchasers and its representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing, no facts have come to such counsel's attention which led such counsel to believe that the Preliminary Offering Memorandum or the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel needed not comment on or as to financial statements and related notes, the financial statement schedules and other financial and statistical data).

       Such counsel are members of the Bar of the State of New York, and such counsel does not herein express an opinion as to any matters governed by any laws other than the laws of the State of New York, the general corporate laws of the State of Delaware and the federal laws of the United States of America.

                                    Exhibit B

        Form of Opinion of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.

       1. Each of the Company and the Company's subsidiaries set forth on the attached Schedule I (the "Subsidiaries" and each, a "Subsidiary") (A) is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights under the laws of its jurisdiction of incorporation or known to us, after reasonable inquiry, and are owned by the Company of record, and to our knowledge, after reasonable inquiry, beneficially, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting.

       2. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights under the Nevada Revised States.

       3. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the other Operative Documents, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Senior Notes as provided therein.

       4. This Agreement has been duly and validly authorized, executed and delivered by the Company.

       5. Each of the Indenture and the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company.

       6. The Senior Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement.

       7. The Exchange Notes have been duly and validly authorized for issuance by the Company.

       8. None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents or (B) the issuance and sale of the Senior Notes violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to (i) the charter or bylaws of the Company or any Subsidiary, (ii) any Nevada state, rule or regulation applicable to the Company or any Subsidiary or any of their assets or properties, except in the case of clause (ii) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency in Nevada is required for the execution, delivery and performance by the Company of this Agreement, the other Operative Documents or the issuance and sale of the Senior Notes, except (i) such as have been obtained and made or have been disclosed in the Offering Memorandum and (ii) where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect.

       Our opinion herein is limited solely to the laws of the State of Nevada governing corporations. We do not herein express an opinion as to any matters governed by any laws other than the laws of the State of Nevada governing corporations.

                                   SCHEDULE I

                                  SUBSIDIARIES


MGC LJ Net, Inc., a Nevada corporation
MGC License Corporation, a Georgia corporation
MGC Lease Corporation, a Nevada corporation

                                    Exhibit C

                             Opinion of Kent Heyman

       1. To such counsel's knowledge, after reasonable inquiry, there is (i) no action, suit, investigation or proceeding (other than proceedings with respect to pending license applications) before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any Subsidiary is or may be a party or to which the business or property of the Company or any Subsidiary is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, and (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any Subsidiary is or may be subject or to which the business, assets or property of the Company or any Subsidiary are or may be subject has been issued, except in the case of clauses (i), (ii) and (iii), those which (a) would not singly or in the aggregate have a Material Adverse Effect, (b) which are disclosed in the Offering Memorandum, or (c) might interfere with, adversely affect or in any manner question the validity of the issuance and sale of the Senior Notes or any of the other transactions contemplated by the Operative Documents, and except that such counsel shall not be required to express any opinion as to the matters addressed in the opinion of Regulatory Counsel.

       2. There are not, to such counsel's knowledge, currently, and will not be following the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of any Subsidiary.

       3. None of (A) the execution, delivery or performance by the Company and the Co-Obligor of this Agreement and the other Operative Documents or (B) the issuance and sale of the Senior Notes violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any Subsidiary or any of their assets or properties known to such counsel, except for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. To such counsel's knowledge, after reasonable inquiry, no consents or waivers from any other person are required for the execution, delivery and performance by the Company or the Co-Obligor of this Agreement, the other Operative Documents or the issuance and sale of the Senior Notes, other than such consents and waivers as have bean obtained.

       4. Based solely on our review of certificates of good standing from the office of the secretary of state of the applicable states, each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except, where the failure to be so qualified or in good standing would not, singly or in the aggregate, have a Material Adverse Effect.

       5. None of (A) the execution, delivery or performance of the Company and the Co-Obligor of this Agreement and the other Operative Documents or (B) the issuance and sale of the Senior Notes violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their property is or may be bound, except for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum.

                                    Exhibit D

                    Form of Opinion of Regulatory Counsel

       1. All of the licenses, permits and authorizations required by the FCC for the provision of telecommunications services by the Company and its subsidiaries, as we understand such services to be provided currently based on the description in the Offering Memorandum, have been issued to and are validly held by the Company and its subsidiaries. All of the licenses, permits and authorizations required by the State Telecommunications Agencies for the provision of telecommunications services by the Company and its subsidiaries, as we understand such services to be provided currently based on the description in the Offering Memorandum, have been issued to and, to our knowledge, are validly held by the Company and its subsidiaries, except where the failure to obtain or hold such license, permit or authority would not have a Material Adverse Effect. All such licenses, permits and authorizations are in full force and effect and, to our knowledge, the Company and its subsidiaries are in compliance in all material respects with each such license, permit or authorization.

       2. Neither the Company nor any of its subsidiaries is the subject of any proceeding (including a rule making proceeding), pending complaint or investigation, or, to our knowledge, any threatened complaint or investigation, before the FCC, or, to our knowledge, of any proceeding (including a rule making proceeding), pending complaint or investigation, or any threatened complaint or investigation, before the State Telecommunications Agencies (x) based, in each case, on any alleged violation of Telecommunications Laws by the Company or any of its subsidiaries in connection with their provision of or failure to provide telecommunications services, which is not disclosed in the Offering Memorandum and, (y) that is likely to result in denial of any pending application of the Company or of any of its subsidiaries for any license, permit or authorization granted by the FCC or any State Telecommunications Agencies or (z) except for proceedings of general applicability or as set forth in the Offering Memorandum, would be likely to result in the revocation, materially adverse modification or suspension of any such license, permit or authorization.

       3. The statements in the Offering Memorandum under the headings of "Risk Factors - Changes in laws or regulations could restrict the way we operate our business and negatively affect our costs and competitive position," "Business - Legal Proceedings" and "Business - Government Regulation" insofar as such statements summarize applicable provisions of the Telecommunications Laws or litigation arising therefrom or related thereto, fairly and accurately summarize the matters therein described and, to our knowledge, do not omit a material fact necessary to make the statements contained therein not misleading.

       4. The Company and its subsidiaries have the consents, approvals. authorizations, licenses, certificates, permits, or orders of the FCC or the State Telecommunications Agencies, if any is required, for the consummation of the transactions contemplated in the Offering Memorandum except for notification to or the approval of the

Georgia Public Service Commission, the Indiana Utility Regulatory Commission, the North Carolina Utilities Commission and the Pennsylvania Public Utility Commission, which have not yet acted on the Company's notification or requests for approval of these transactions, and except where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would not have a Material Adverse Effect. Based on our firm's experience in similar situations involving competitive intrastate interexchange and local exchange carrier services, we believe that it is unlikely that any of the four Commissions would take any action against the Company for issuing the Senior Notes prior to approval which would have a Material Adverse Effect, although there can be no assurance of this result.

       5. Neither the execution and delivery of the Purchase Agreement nor the sale of the Senior Notes contemplated thereby will conflict with or result in a violation of any Telecommunications Laws applicable to the Company or its subsidiaries, except with respect to notifying or obtaining the approval of the Georgia Public Service Commission, the Indiana Utility Regulatory Commission, the North Carolina Utilities Commission and the Pennsylvania Public Utility Commission, or where the conflict with or the violation of any Telecommunications Laws would not have a Material Adverse Effect. Based on our firm's experience in similar situations involving competitive intrastate interexchange and local exchange carrier services, we believe that it is unlikely that any of the four Commissions would take any action against the Company for issuing the Senior Notes prior to approval which would have a Material Adverse Effect, although there can be no assurance of this result.

       6. In connection with our representation of the Company and its subsidiaries, except as disclosed in the Offering Memorandum, we have not become aware of any Telecommunications Laws that could reasonably be expected to have a Material Adverse Effect. The foregoing assumes that the Company and its subsidiaries currently are in substantial compliance with all material Telecommunications Laws applicable to them except as disclosed in the Offering Memorandum.